EXHIBIT (21)
                             FIRST UNION CORPORATION

                      LIST OF SUBSIDIARIES AS OF 2/1/00(1)


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
ABCA, INC. (3) (JACKSONVILLE, FL)
         -1005 CORP.  (CHARLOTTE, NC)
         -CITRUS COUNTY LAND CORP. (3) (JACKSONVILLE, FL)
         -CITRUS COUNTY SERVICE CORP. (3) (JACKSONVILLE, FL)
         -MELBOURNE ATLANTIC VENTURE PARTNERS (20%-NV) (JACKSONVILLE, FL)


CAPITOL FINANCE GROUP, INC.  (CHARLOTTE, NC)


CORESTATES COMMUNITY DEVELOPMENT CORPORATION, INC. (PHILADELPHIA, PA)  (51%)*
         -PARTNERSHIP HOMES (PHILADELPHIA, PA) (50%)*


CORESTATES HOLDINGS, INCORPORATED (WILMINGTON, DE)
         -BENCHMARK CABLE ACQUISITION FUND VII, L. P. (15%-NV) (STERLING, VA) -BRADFORD EQUITIES FUND, L.P. (11.02%-NV) (13) (NEW YORK, NY) -BRAND EQUITY VENTURES I, L.P. (5.30%-NV) (GREENWICH, CT)
         -FIRST COMMERCIAL BANK OF PHILADELPHIA (24.90%) (PHILADELPHIA, PA) -FOUNDERS COURT FUND II, L.P. (40%-NV) (PENNINGTON, NJ)
         -MEREDIAN VENTURE PARTNERS (45.72%-NV) (RADNOR, PA)
         -NEPA VENTURE FUND, L.P. (7.34%-NV) (BETHLEHEM, PA)
         -RADNOR VENTURE PARTNERS, L.P. (7.65%%-NV) (WAYNE, PA) (4)
         -RFE CAPITAL PARTNERS, L.P. (6.67%-NV) (NEW CANAAN, CT) (5)
         -UNITED BANCSHARES, INC. (6.02%-V; 9.40%-NV) (PHILADELPHIA, PA) (7)
                  --UNITED BANK OF PHILADELPHIA (PHILADELPHIA, PA)
         -ZERO STAGE CAPITAL II, L.P. (5.37%-NV) (CAMBRIDGE, MA)


EDUCATION FINANCING SERVICES, LLC (19.318%) (WINSTON-SALEM, NC)


EVEREN CAPITAL CORPORATION (CHICAGO, IL)
         -BRADFORD EQUITIES FUND, LP (7.87%-NV) (13) (NEW YORK, NY)
         -CEDAR CREEK PARTNERS (6.53%-NV) (MILWAUKEE, WI)
         -EVEREN SECURITIES HOLDINGS, INC. (CHICAGO, IL)
                  --BATEMAN EICHLER, HILL RICHARDS, INC. (NEVER ACTIVE) (CHICAGO, IL)
                  --BATEMAN EICHLER, HILL  RICHARDS REALTY SERVICES, INC. (CHICAGO, IL)
                           ---BATEMAN EICHLER, HILL RICHARDS HOUSING INVESTORS, INC. (CHICAGO, IL)
                  --BATEMAN EICHLER, HILL RICHARDS REALTY CO., INCORPORATED (CHICAGO, IL)
                           ---BEHR HOUSING INVESTORS 1980-1, L.P. (1%-NV)(CHICAGO, IL)
                           ---BEHR HOUSING INVESTORS 1981-1, L.P. (1%-NV)(CHICAGO, IL)
                  --BLUNT, ELLIS & LOEWI, INC. (NEVER ACTIVE) (CHICAGO, IL)
                  --BNY CLEARING SERVICES LLC (20%) (MILWAUKEE, WI)
                  --BOETTCHER & COMPANY, INC. (NEVER ACTIVE) (CHICAGO, IL)
                  --BPL HOLDINGS, INC. (CHICAGO, IL)
                           ---BOETTCHER PROPERTIES, LTD. (CHICAGO, IL)
                                    ----THE BOETTCHER 1981-2 DRILLING PROGRAM, LTD. (11%-NV) (CHICAGO, IL)
                  --GATEWAY MORTGAGE ACCEPTANCE CORPORATION (CHICAGO, IL)
                  --FIRST UNION SECURITIES, INC. (CHARLOTTE, NC)
                           ---CIIT HOLDINGS, LLC (NV) (CHARLOTTE, NC)
                           ---MICROINVESTORS, LLC (20%-NV) (CHARLOTTE, NC)
                           ---TRG HOLDINGS, LLC (24.99%-NV) (CHARLOTTE, NC)
                                    ----TECH RESOURCES GROUP, INC. (22%) (RALEIGH, NC)
                           ---WHEAT FIRST BUTCHER SINGER PRIVATE EQUITY FUND, LIMITED PARTNERSHIP
                              (1%-NV)(RICHMOND, VA)
                  --ESI INSURANCE AGENCY, INC. OF OKLAHOMA (0%*) (TULSA, OK)



                                       1
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                  --ESI INSURANCE AGENCY, INC. OF TEXAS (0%*) (HOUSTON, TX)
                  --KSI INSURANCE AGENCY, INC. OF OHIO (0%*) (CHICAGO, IL)
                  --LOVETT UNDERWOOD NEUHAUS & WEBB, INC. (NEVER ACTIVE) (CHICAGO, IL)
                  --MENTOR INVESTMENT GROUP, LLC (45%) (RICHMOND, VA (12)
                  --PFS GENERAL AGENCY, INC. (0%*) (PHOENIX, AZ)
                  --PFS GENERAL AGENCY OF TEXAS, INC. (0%*) (DALLAS, TX)
                  --PFS GENERAL INSURANCE AGENCY, INC. OF NEW MEXICO (0%*) (SANTA FE, NM)
                  --PRESCOTT, BALL & TURBEN, INC. (NEVER ACTIVE) (CHICAGO, IL)
                  --PRESCOTT REALTY SERVICES, INC. (INACTIVE) (CHICAGO, IL)
         -MENTOR INVESTMENT ADVISORS, LLC (RICHMOND, VA)(1%) (14)
         -MENTOR INVESTMENT GROUP, LLC (55%) (RICHMOND, VA) (12)
                  --MENTOR INVESTMENT ADVISORS, LLC (RICHMOND, VA) (99%) (14)
                  --MENTOR PERPETUAL ADVISORS, LLC (50%) (RICHMOND, VA)
                  --MENTOR SERVICES COMPANY, LLC (RICHMOND, VA)


FAIRFIELD PROPERTIES, INC. (STAMFORD, CT)

FCC-PR, INC. (3) (PHILADELPHIA, PA)

FIDELCOR BUSINESS CREDIT CORPORATION (NEW YORK, NY)
         -COMWEST CAPITAL CORPORATION (3) (LOS ANGELES, CA)


FIRST AMERICAN SERVICE CORPORATION (ROANOKE, VA)
         -LONG, TRAVERS & FASC (40%-NV) (SPRINGFIELD, VA)
         -NEW RIVERS TOWERS LIMITED PARTNERSHIP (NV) (INACTIVE) (ANNANDALE, VA) -WOODLAWN JOINT VENTURE (INACTIVE) (40%-NV) (15) (WOODBRIDGE, VA)


FIRST CLEARING CORPORATION  (GLEN ALLEN, VA)


FIRST UNION BANK OF DELAWARE (WILMINGTON, DE)
         -DELAWARE TRUST CAPITAL MANAGEMENT, INC. (WILMINGTON, DE)
                  --GRIFFIN CORPORATE SERVICES, INC. (WILMINGTON, DE)
         -FIRST FIDELITY INSURANCE SERVICES OF DELAWARE, INC. (WILMINGTON, DE)
                  --BUTCHER & SINGER FINANCIAL SERVICES AGENCY OF OHIO, INC. (YOUNGSTOWN, OHIO)
                  --ESI INSURANCE AGENCY, INC. OF COLORADO (DENVER, CO)
                  --ESI INSURANCE AGENCY, INC. OF HAWAII (HONOLULU, HI)
                  --ESI INSURANCE AGENCY OF NEVADA (LAS VEGAS, NV)
                  --ESI INSURANCE AGENCY, INC. OF UTAH (SALT LAKE CITY, UT)
                  --ESI INSURANCE AGENCY, INC. OF WYOMING (CHICAGO, IL)
                  --ESI (MA) INSURANCE AGENCY, INC. (HYANNIS, MA)
                  --TAYLOR & CLARK INSURANCE SERVICES, INCORPORATED (FAIRFAX, VA)
                  --WHEAT INSURANCE SERVICES, INC. (RICHMOND, VA)
                           ---WHEAT INSURANCE SERVICES OF ALABAMA, INC. (RICHMOND, VA)
                           ---WHEAT INSURANCE AGENCY OF MASSACHUSETTS, INC. (BOSTON, MA)


FIRST UNION CAPITAL I (WILMINGTON, DE)

FIRST UNION CAPITAL II (WILMINGTON, DE) (NEVER ACTIVE)

FIRST UNION CAPITAL III (WILMINGTON, DE) (NEVER ACTIVE)


FIRST UNION COMMERCIAL CORPORATION (0.9696%) (9) (CHARLOTTE, NC)


FIRST UNION COMMUNITY DEVELOPMENT CORPORATION (CHARLOTTE, NC)
         -CIMARRON ESTATES, LTD. (99.99%-NV) (AUSTIN, TX)
         -CRESTMORE VILLAGE APARTMENTS LIMITED PARTNERSHIP (99.99%-NV)(LAS VEGAS, NV)
         -HEADHOUSE RETAIL ASSOCIATES, L.P. (99.99%-NV) (PHILADELPHIA, PA)

                                       2
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         -HOUSING EQUITY FUND OF VIRGINIA I, L.P. (6.945%-NV) (RICHMOND, VA)
         -PARKCHESTER LIMITED PARTNERSHIP (99%-NV) (ROANOKE, VA)
         -RIHC PARTNERS, L.P. (99.99%-NV) (RESTON, VA)
         -ROANOKE COMMUNITY DEVELOPMENT CORPORATION (27.778%) (INACTIVE) (ROANOKE, VA) (6)


FIRST UNION DEVELOPMENT CORPORATION (CHARLOTTE, NC)
         -343 SOUTH DEARBORN II, LLC (99.99%-NV) (PALATINE, IL)
         -425 SOUTH TRYON STREET, LLC (CHARLOTTE, NC)
         -1024 DODGE STREET LIMITED PARTNERSHIP (99.99%-NV) (OMAHA, NE)
         -APPOMATTOX GOVERNOR'S SCHOOL L.L.C. (99.99%-NV) (RICHMOND, VA)
         -BLACK DIAMONDS LLC (99.99%-NV) (NEW YORK, NY)
         -FIRST UNION FREMONT, LLC (CHARLOTTE, NC)
                  --CAMPUS 1000 FREMONT, LLC (45%) (LOS ANGELES, CA)
         -FU/WD ATLANTA, LLC (CHARLOTTE, NC)
         -FU/WD OPA LOCKA, LLC (CHARLOTTE, NC)
         -HANOVER/FUDC MASTER LIMITED PARTNERSHIP (80%) (HOUSTON, TX)
                  --LODGE AT WARNER RANCH, LP  (HOUSTON, TX)
                  --VILLAGES AT WARNER RANCH PUD, LP (HOUSTON, TX)
         -LAKE STREET LOFTS, L.L.C. ((99%-NV) (CHICAGO, IL)
         -LODGE AT SHAVANO PARK, LP (HOUSTON, TX) (57%)
         -MOUNTAIN VENTURES, LLC (CHARLOTTE, NC)
                  --MOUNTAIN VENTURES ATLANTA HAMPTON GREEN I, LLC (CHARLOTTE, NC)
                  --MOUNTAIN VENTURES ATLANTA NORTHBROOK I, LLC (CHARLOTTE, NC)
                  --MOUNTAIN VENTURES ATLANTA NORTHMEADOW, LLC (CHARLOTTE, NC)
                  --MOUNTAIN VENTURES ATLANTA SUGARLOAF I, LLC CHARLOTTE, NC)
                  --MOUNTAIN VENTURES CLEVELAND PARK 82 I, LLC (CHARLOTTE, NC)
                  --MOUNTAIN VENTURES COLUMBUS GROVEPORT I, LLC (CHARLOTTE, NC)
                  --MOUNTAIN VENTURES INDIANAPOLIS LEBANON I, LLC (CHARLOTTE, NC)
                  --MOUNTAIN VENTURES INDIANAPOLIS PLAINFIELD I, LLC (CHARLOTTE, NC)
                  --MOUNTAIN VENTURES INDIANAPOLIS WOODLAND CORPORATE I, LLC (CHARLOTTE, NC)
                  --MOUNTAIN VENTURES MINNEAPOLIS APOLLO II, LLC (CHARLOTTE, NC)
                  --MOUNTAIN VENTURES MINNEAPOLIS CROSSTOWN I, LLC (CHARLOTTE, NC)
                  --MOUNTAIN VENTURES MINNEAPOLIS NORMAN CENTER I, LLC (CHARLOTTE, NC)
                  --MOUNTAIN VENTURES NASHVILLE METROCENTER I, LLC (CHARLOTTE, NC)
                  --MOUNTAIN VENTURES ORLANDO CELEBRATION I, LLC (CHARLOTTE, NC)
                  --MOUNTAIN VENTURES RALEIGH SUMMIT I, LLC (CHARLOTTE, NC)
                  --MOUNTAIN VENTURES ST. LOUIS MARYVILLE I, LLC (CHARLOTTE, NC)
                  --MOUNTAIN VENTURES ST. LOUIS RIVERPORT I, LLC (CHARLOTTE, NC)
                  --MOUNTAIN VENTURES TAMPA FAIRFIELD I, LLC (CHARLOTTE, NC)
         -OILWELL SUPPLY, L.P. (99.90%-NV) (DALLAS, TX)
         -ROCKETTS VIEW L.P. (99.99%-NV) (RICHMOND, VA)
         -THE FIRST SERVICE CORPORATION OF SOUTH CAROLINA (GREENVILLE, SC)
                  --ARROWWOOD ASSOCIATES (50%) (COLUMBIA, SC)
         -TRIBUNE TOWER INVESTORS, L.P. (99.99%-NV) (OAKLAND, CA)
         -UF-RALEIGH LLC  (50%) (CHARLOTTE, NC)
         -WILLOWS, LLC (70%-NV) (NASHVILLE, TN)


FIRST UNION EXPORT TRADING COMPANY (INACTIVE) (CHARLOTTE, NC)


FIRST UNION FPS, INC.  (CHARLOTTE, NC)
         -FIRST UNION PRIVATE EQUITY FUND, L.P. (1%-NV**) (CHARLOTTE, NC) (16)
         -FIRST UNION PRIVATE EQUITY FUND II, L. P. (1%-NV**) (CHARLOTTE, NC)
         -FIRST UNION PRIVATE INVESTMENT FUNDS HEDGED EQUITIES SUPER ACCREDITED, L. P. (0.89%-NV**)
          (CHARLOTTE, NC) (17)
         -FIRST UNION PRIVATE INVESTMENT FUNDS MULTI-STRATEGY ACCREDITED, L. P. (2.14%-NV**) (CHARLOTTE, NC) (18)
         -FIRST UNION PRIVATE INVESTMENT FUNDS MULTI-STRATEGY SUPER ACCREDITED, L. P. (0.93%-NV**)
          (CHARLOTTE, NC) (19)
         -ULQ, LP (0.81%-NV**) (CHARLOTTE, NC)


FIRST UNION FUTURES CORPORATION (CHARLOTTE, NC)

FIRST UNION HOME EQUITY BANK, N. A.  (CHARLOTTE, NC)

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FIRST UNION INSTITUTIONAL CAPITAL I (WILMINGTON, DE)

FIRST UNION INSTITUTIONAL CAPITAL II (WILMINGTON, DE)

FIRST UNION INSTITUTIONAL DEBT MANAGEMENT, INC. (CHARLOTTE, NC)


FIRST UNION INVESTORS, INC. (CHARLOTTE, NC)
         -ARCAP INVESTORS, L.L.C. (5%-V; 6%-NV) (DALLAS, TX)
         -ARENA CAPITAL INVESTMENT FUND, L.P. (4.99%-V; .6749%-NV) (NEW YORK, NY)
         -ARLINGTON CAPITAL PARTNERS, L.P. (4.99%-V; 1.43%-NV) (WASHINGTON, DC)
         -ATLANTIC VENTURE PARTNERS II, L.P. (5.44%-NV) (ROANOKE, VA)
         -BCI GROWTH V, L.P. (6.96%-NV) (TEANECK, NJ)
         -BLACK ENTERPRISE/GREENWICH STREET CORPORATE GROWTH PARTNERS, L.P. (5.79%: 5%-V, .79%-NV) (NEW YORK, NY)
         -BLUE WATER VENTURE FUND II, LLC (5%-V; 5%-NV) (MCLEAN, VA)
         -BROADVIEW CAPITAL PARTNERS, L.P. (5%-V; 11.21%-NV) (FOSTER CITY, CA)
         -BRYNWOOD PARTNERS I, L. P. (7.14%-NV) (GREENWICH, CT)
         -BRYNWOOD PARTNERS IV, L. P. (4.99%-V; 4.90%-NV) (GREENWICH, CT)
         -CANAAN VENTURES II L. P. (19.60%-NV) (ROWAYTON, CT)
         -CAPITAL ACROSS AMERICA (8.06%-NV) (NASHVILLE, TN)
         -CARLYLE HIGH YIELD PARTNERS, L.P. (4.99%-V; 1.11%-NV) (WASHINGTON, DC)
         -CATALYST EQUITY FUND, L.P. (20.36%-NV) (CHICAGO, IL)
         -CAROUSEL CAPITAL PARTNERS, L. P.  (15.3374%-NV) (CHARLOTTE, NC)
         -CENTURY CAPITAL PARTNERS II, L.P. (6.1%-NV) (BOSTON, MA)
         -CHARTWELL CAPITAL INVESTORS, L. P. (16.03%-NV) (JACKSONVILLE, FL)
         -CHARTWELL INVESTMENTS II, L.P. (19.4%: 5%-V, 14.4%-NV) (NEW YORK, NY)
         -CHISHOLM PARTNERS III, L. P. (11.06%-NV) (PROVIDENCE, RI)
         -COLEMAN SWENSON HOFFMAN & BOOTH IV, LP (6.71%-NV) (FRANKLIN, TN)
         -COMMONWEALTH INVESTORS II, L. P. (5.59%-NV) (RICHMOND, VA)
         -CREST COMMUNICATION PARTNERS, L.P. (13.60%-NV) (NEW YORK, NY)
         -DELITE OUTDOOR ADVERTISING, LLC (1.30%-V; 5.90%-NV) (EAGAN, MN)
         -DEMUTH, FOLGER & WETHERILL II, L. P. (7.5%-NV) (TEANECK, NJ)
         -DIMAC CORPORATION (5%-V; 0.60%-NV) (ATLANTA, GA)
         -DJ ORTHOPEDICS, LLC (8.20-V; 0.80%-NV) (VISTA, CA)
         -EDISON VENTURE FUND IV, L.P. (15.2%-NV) (LAWRENCEVILLE, NJ)
         -ENERVEST ENERGY, L.P. (9.90%-NV) (HOUSTON, TX)
         -EUREKA I, L.P. (4.99%-V; 1.61%-NV) (BALA CYNWYD, PA)
         -FIRST UNION PRIVATE EQUITY FUND, L. P. (3.9%-NV) (CHARLOTTE, NC) (16)
         -FIRST UNION PRIVATE INVESTMENT FUNDS HEDGED EQUITIES SUPER ACCREDITED, L. P. (11.20%-NV)
          (CHARLOTTE, NC) (17)
         -FIRST UNION PRIVATE INVESTMENT FUNDS MULTI-STRATEGY ACCREDITED, L.P. (16.29%-NV) (CHARLOTTE, NC) (18)
         -FIRST UNION PRIVATE INVESTMENT FUNDS MULTI-STRATEGY SUPER ACCREDITED, L. P. (11.23%-NV)
          (CHARLOTTE, NC) (19)
         -GLOBAL PRIVATE EQUITY III L.P. (5.18%-NV) (BOSTON, MA)
         -GREENWICH STREET CAPITAL PARTNERS II, L.P. (5.1%-NV) (NEW YORK, NY)
         -HARBINGER/AURORA QP VENTURE FUND, LLC (4.99%-V; 7.43%-NV) (BIRMINGHAM, AL)
         -HIGH RIDGE CAPITAL, LLC (24.99%-NV) (STAMFORD, CT)
         -HOB ENTERTAINMENT, INC. (1.30%-V; 4.60%-NV) (HOLLYWOOD, CA)
         -HOUSTON VENTURE PARTNERS, LTD. (5.69%-NV) (HOUSTON, TX)
         -HRC GENERAL PARTNERS LIMITED PARTNERSHIP (15%-NV) (STAMFORD, CT)
         -KNIGHTSBRIDGE CAPITAL FUND I, L. P. (10.76%-NV) (NEW YORK, NY)
         -LEEDS EQUITY PARTNERS, L.P. (4.99%-V; 4.18%-NV) (NEW YORK, NY)
         -LONGLEAF VENTURE FUND, LLC (4.99%-V;11.7276%-NV) (RESEARCH TRIANGLE PARK, NC)
         -MARATHON FUND LIMITED PARTNERSHIP IV, L.P. (9.97%-NV)(MINNEAPOLIS, MN)
         -MIDMARK EQUITY PARTNERS II, L.P. (4.99%-V; 4.94%-NV) (CHATHAM, NJ)
         -MCCOWN DE LEEUW & CO. IV, L.P. (7.1182%-NV) (MENLO PARK, CA)
         -MD SASS CORPORATE RESURGENCE PARTNERS, L. P. (8.00%-NV) (NEW YORK, NY)
         -MEDIA/COMMUNICATIONS PARTNERS II, L.P. (5.71%-NV) (BOSTON, MA)
         -NAVIANT TECHNOLOGY SOLUTIONS, INC. (1.80%-V; 10.70%-NV) (NEWTOWN SQUARE, PA)
         -NORTH CAROLINA BIOSCIENCE INVESTMENT FUND, LLC (4.90%-V; 4.95%-NV) (DURHAM, NC)
         -PACIFIC VENTURE GROUP, L. P. (5.24%-NV) (IRVINE, CA)
         -PACIFIC VENTURE GROUP II, L. P. (8.4%-NV) (IRVINE, CA)
         -PEGASUS PARTNERS II, L.P. (4.99%-V; 4.2979%-NV) (COS COB, CT)
         -PHILLIPS-SMITH SPECIALTY RETAIL GROUP III, L. P. (7.14%-NV) (DALLAS, TX)
         -RADNOR VENTURE PARTNERS, L. P. (7.39%-NV) (WAYNE, PA) (4)

                                       4
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         -RFE CAPITAL PARTNERS, L.P. (6.67%-NV) (NEW CANAAN, CT) (5)
         -SHAWMUT EQUITY PARTNERS, L. P. (9.27%-NV) (BOSTON, MA)
         -SIMONDS INDUSTRIES, INC. (4.4%-V; 9.9%-NV) (FITCHBURG, MA)
         -SKM EQUITY FUND III, L. P. (4.99%-V; 1.97%-NV) (STAMFORD, CT)
         -SPECIAL VALUE BOND FUND, LLC (4.99%-V; 4.27%-NV) (LOS ANGELES, CA)
         -TDH II LIMITED (5.72%-NV) (ROSEMONT, PA)
         -TECHAMP INTERNATIONAL, L.P. (4.99%-V; 4.73%-NV) (DURHAM, NC)
         -TRANSTAR METALS, LLC (6.80%-V; 7.93%-NV (NEW ORLEANS, LA)
         -TRITON CELLULAR PARTNERS, LP (4.9%-V; 3.9%-NV) (MALVERN, PA)
         -TRIVEST FURNITURE PARTNERS, LTD. (WINSLOWE) (4.99%-V; 2.71%-NV) (MIAMI, FL)
         -VIRGINIA BASEBALL CLUB, L.P. (9.25%-NV) (ALEXANDRIA, VA)
         -VS&A COMMUNICATIONS PARTNERS III, L.P. (6.48%-NV) (NEW YORK, NY)
         -WIND POINT PARTNERS IV, L.P. (4.99%-V; 0.7243%-NV) (SOUTHPOINT, MI)


FIRST UNION LIFE INSURANCE COMPANY (CHARLOTTE, NC)


FIRST UNION MORTGAGE CORPORATION (CHARLOTTE, NC)
         -ARGO PARTNERSHIP, L. P. (8%-NV) (NEW YORK, NY)
         -FARMINGTON, INCORPORATED (CHARLOTTE, NC)
                  --GHENT-FARMINGTON ASSOCIATES (50%) (NORFOLK, VA)
         -FIRST UNION TITLE CORPORATION (ATLANTA, GA)
         -R.B.C. CORPORATION (CHARLOTTE, NC)
         -SLATE STONE HILLS, INCORPORATED (CHARLOTTE, NC)
         -THE FAIRFAX CORPORATION (CHARLOTTE, NC)
                  --INTERCHANGE PARTNERS (50%-NV) (CHARLOTTE, NC)
                  --REAL ESTATE CONSULTANTS OF THE SOUTH, INC. (CHARLOTTE, NC) -WATER STREET INSURANCE AGENCY, INC. (JACKSONVILLE, FL)


FIRST UNION NATIONAL BANK  (CHARLOTTE, NC)
         -349-59 LENOX LLC (99.99%-NV) (MOUNT VERNON, NY)
         -ACB SERVICES, INC. (INACTIVE) (NASHVILLE, TN)
         -ANDALUSIA SENIOR HOUSING, L. P. (99%-NV) (LEVITTOWN, PA)
         -ARBOR GLENN L.P. (99%-NV) (ROANOKE, VA)
         -ARBOR VILLAGE, L.P. (99%-NV) (WINTER PARK, FL)
         -ASHTON OF RICHMOND HILL, L. P.  (99%-NV) (GAINESVILLE, FL)
         -BACON HOUSING, L.P. (99%-NV) (RICHMOND, VA)
         -BARRETT PLACE LIMITED PARTNERSHIP  (99%-NV) (WAKE FOREST, NC)
         -BARRETT PLACE II LIMITED PARTNERSHIP (99.99%-NV) (RALEIGH, NC)
         -BART, INC. (JACKSONVILLE, FL)
         -BEAUMONT AVENUE APARTMENTS, L. P. (99%-NV) (NEW YORK, NY)
         -BEECHRIDGE LIMITED PARTNERSHIP (99%-NV) (RALEIGH, NC)
         -BGMCO PA, INC.  (3) (PHILADELPHIA, PA)
         -BOB TITLE HOLDINGS, INC. (3) (BALTIMORE, MD)
                  --BOB TITLE XXX, INC. (3)  (BALTIMORE ,MD)
         -BOWLER HOUSING L.P. (99%-NV) (RICHMOND, VA)
         -BR LIMITED PARTNERSHIP (99%-NV) (WASHINGTON, DC)
         -BUILDERS ACCEPTANCE CORPORATION (RALEIGH, NC)
         -BUSINESS DEVELOPMENT CORPORATION OF SOUTH CAROLINA (8.7%) (COLUMBIA, SC) -CALLOWHILL CONSUMER DISCOUNT COMPANY (INACTIVE) (READING, PA)
         -CAMELLIA COURT APARTMENTS LIMITED PARTNERSHIP (99.99%-NV) (BEAUFORT, NC) -CENTER CREDIT CORPORATION (WATERBURY, CT)
         -CENTER FUNDING COMPANY (WATERBURY, CT)
         -CFF FINANCIAL CORPORATION (ROANOKE, VA)
         -CITY AFFORDABLE HOUSING LLC (99.99%-NV) (CHARLOTTE, NC)
         -CONGRESS FINANCIAL CORPORATION (NEW YORK, NY)
                  --CONGRESS CREDIT CORPORATION (HATO REY, PUERTO RICO)
                  --CONGRESS FINANCIAL CORP. (SOUTHWEST) (DALLAS, TX)
                  --CONGRESS FINANCIAL CORPORATION (CENTRAL) (CHICAGO, IL) --CONGRESS FINANCIAL CORPORATION (FLORIDA) (MIAMI, FL) --CONGRESS FINANCIAL CORPORATION (NEW ENGLAND) (BOSTON, MA) --CONGRESS FINANCIAL CORPORATION (NORTHWEST) (PORTLAND, OR)

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                  --CONGRESS FINANCIAL CORPORATION (SOUTHERN) (ATLANTA, GA)
                  --CONGRESS FINANCIAL CORPORATION (WESTERN) (PASADENA, CA)
                           ---LAUNDRY, INC. (INACTIVE) (PASADENA, CA)
                  --CONGRESS FINANCIAL INVESTMENT CORP. (WILMINGTON, DE)
         -CORESTATES CAPITAL I (PHILADELPHIA, PA)
         -CORESTATES CAPITAL II (PHILADELPHIA, PA)
         -CORESTATES CAPITAL III (PHILADELPHIA, PA)
         -CORESTATES DEALER SERVICES CORP. (HORSHAM, PA)
         -CRANFORD AVENUE APARTMENTS, L.P. (99%-NV) (NEW YORK, NY)
         -CT I LIMITED PARTNERSHIP (99%-NV) (RALEIGH, NC)
         -CTB REALTY VENTURES XXI, INC. (3) (NEW HAVEN, CT)
         -DANVILLE COMMUNITY DEVELOPMENT CORPORATION (13%) ((DANVILLE, VA)
         -DF SOUTHEASTERN MORTGAGE, INC. (ATLANTA, GA)
         -EVERGREEN INVESTMENT COMPANY, INC. (CHARLOTTE, NC)
                  --EVERGREEN INVESTMENT MANAGEMENT COMPANY (BOSTON, MA)
                           ---EVERGREEN ASSET MANAGEMENT CORP. (CHARLOTTE, NC)
                           ---EVERGREEN INVESTMENT SERVICES, INC. (CHARLOTTE, NC)
                           ---EVERGREEN SERVICE COMPANY (BOSTON, MA)
                           ---LIEBER I CORP. (CHARLOTTE, NC)
                                      ---LIEBER & COMPANY (99%-NV) (PURCHASE, NY)
                           ---LIEBER II CORP. (CHARLOTTE, NC)
                                      ---LIEBER & COMPANY (1%-NV) (PURCHASE, NY)
                           ---POLARIS INTERNATIONAL SECURITIES INVESTMENT TRUST CO., LTD. (13.5%)(TAIPEI, TAIWAN)
         -EQUITABLE REALTY ASSOCIATES, L. P. (99%-NV) (YONKERS, NY)
         -FAIRFAX COUNTY REDEVELOPMENT AND HOUSING AUTHORITY/HCDC ONE L.P. (99%-NV) (FAIRFAX, VA)
         -FFBIC, INC. (NEWARK, DE)
         -FFBIC NEW YORK, INC. (SPRING VALLEY, NY)
         -FFBIC NEW YORK II, INC. (SPRING VALLEY, NY)
         -FFL SERVICES CORPORATION (NEWARK, NJ)
         -FIFTH AND MARKET CORPORATION (PHILADELPHIA, PA)
         -FINANCIAL WORLD FUNDING CORP. (CHARLOTTE, NC)
         -FIRST FIDELITY BUILDING CORPORATION (PHILADELPHIA, PA)
         -FIRST FIDELITY INSURANCE SERVICES, INC.  (NEWARK, NJ)
         -FIRST FIDELITY INTERNATIONAL BANK (CHARLOTTE, NC)
                  --FIRST INTERNATIONAL ADVISORS, LTD. (LONDON, ENGLAND)
                  --FIRST UNION I, INC. (ST. THOMAS, US VIRGIN ISLANDS)
                  --MATTHEW INTERNATIONAL SALES, INC. (ST. THOMAS, US VIRGIN ISLANDS)
         -FIRST FIDELITY URBAN INVESTMENT CORPORATION (NEWARK, NJ)
                  --ALLENTOWN DEVELOPMENT COMPANY, INC. (24%) (TRENTON, NJ)
         -FIRST PENCO REALTY, INC. (PHILADELPHIA, PA)
         -FIRST UNION AFFORDABLE HOUSING COMMUNITY DEVELOPMENT CORPORATION (CHARLOTTE, NC)
                  --2-4 POTTER PLACE URBAN RENEWAL, L.P. (99%-NV) (WEEHAWKEN, NJ)
                  --110 MONASTERY ASSOCIATES, LIMITED PARTNERSHIP (99.99%-NV)( BRAINTREE, MA)
                  --1700 ASSOCIATES (89%-NV) (PLYMOUTH MEETING, PA)
                  --3716 THIRD AVENUE LLC (99.99%-NV) (LARCHMONT, NY)
                  --ANACUITAS MANOR, LTD. (99%-NV) (AUSTIN, TX)
                  --ANNVILLE HOUSING LIMITED PARTNERSHIP (99.99%-NV) (LEBANON, PA)
                  --ANTIOCH SENIOR HOUSING LIMITED PARTNERSHIP (99.99%-NV) (HEMPSTEAD, NY)
                  --ASHTON LANDING, L.P. (99.99%-NV) (VALDOSTA, GA)
                  --ASHTON POINTE, LLLP (99%-NV) (VALDOSTA, GA)
                  --ATHENS RENTAL HOUSING, L.P. (99%-NV) (CORDELE, GA)
                  --BEECHRIDGE II, LLC (99.99%-NV) (RALEIGH, NC)
                  --BENSALEM SENIOR APARTMENTS, L.P. (99.99%-NV) (LAFAYETTE HILL, PA)
                  --BLANTON GREEN ASSOCIATES LIMITED PARTNERSHIP (96%-NV) (FAYETTEVILLE, NC)
                  --BRITTANY ASSOCIATES, LTD. (99.99%-NV) (FORT MYERS, FL)
                  --BULL RUN CREEK ASSOCIATES, LLC (99.99%-NV) (NASHVILLE, TN)
                  --CAPITAL.COM, INC. (14.99%) (BETHESDA, MD)
                  --CANNON/HEARTHWOOD LIMITED PARTNERSHIP (99%-NV) (CULPEPER, VA)
                  --CANTON MILL, LLC (99%-NV) (ATLANTA, GA)
                  --CANTEBURY OF HILLIARD, LTD. (99%-NV) (GAINESVILLE, FL)
                  --CEDAR FOREST LIMITED PARTNERSHIP (95%-NV) (BOSTON, MA)
                  --CHAMBERS BRIDGE URBAN RENEWAL HOUSING, L. P. (99%-NV) (YARDVILLE, NJ)
                  --CHEROKEE HILLS ASSOCIATES LLC (99%-NV) (NASHVILLE, TN)
                  --CHURCH STREET SENIOR HOUSING, L. P. (99.99%-NV) (KEANSBURG, NJ)

                  --COLUMBIA GARDENS, L. P. (99.99%-NV) (ATLANTA, GA)
                  --COLUMBIA VILLAGE, L.P.  (99.99%-NV) (ATLANTA, GA)
                  --CREATIVE CHOICE HOMES IX, LTD. (99%-NV) (PALM BEACH GARDENS, FL)
                  --CREATIVE CHOICE HOMES X, LTD. (99%-NV) (PALM BEACH GARDENS, FL)
                  --CREEKSIDE AT BELLEMEADE LIMITED PARTNERSHIP (99.99%-NV) (PANAMA CITY, FL)
                  --CROSSWINDS GREEN ASSOCIATES LIMITED PARTNERSHIP (99.99%-NV) (FAYETTEVILLE, NC)
                  --DAVENPORT ALLEY, L.P. (99.98%-NV) (RICHMOND, VA)
                  --ELLENTON HOUSING ASSOCIATES, LTD. (99%-NV) (CORAL GABLES, FL)
                  --ELM LAKE APARTMENTS, LTD. (99%-NV) (BRADENTON, FL)
                  --EVERGREEN APARTMENTS, L.P. (99.99%-NV) (CORDELE, GA)
                  --FAIRBROOKE APARTMENTS LIMITED PARTNERSHIP (99%-NV) (BALTIMORE, MD)
                  --FAIRFAX COUNTY REDEVELOPMENT AND HOUSING AUTHORITY/HCDC TWO L.P. (99%-NV) (FAIRFAX, VA)
                  --FLORAL OAKS APARTMENTS, LTD. ( 99%-NV)(GAINESVILLE, FL)
                  --FOUNTAIN PLACE ASSOCIATES LIMITED PARTNERSHIP (99%-NV) (ANNAPOLIS, MD)
                  --FRANKLIN RIDGE, LLC (99.99%-NV) (RALEIGH, NC)
                  --GENESIS GARDENS, L.P.  (99.99%-NV) (PALMETTO, GA)
                  --GLENBURN ASSOCIATES LIMITED PARTNERSHIP (99.99%-NV) (ANNAPOLIS, MD)
                  --GOLD RUSH I APARTMENTS LIMITED PARTNERSHIP (99%-NV) (PHOENIX, AZ)
                  --GOLD RUSH II APARTMENTS LIMITED PARTNERSHIP (99%-NV) (PHOENIX, AZ)
                  --GREEN GABLES APARTMENTS, LTD. (99%-NV) (GAINESVILLE, FL)
                  --GREENLEAF VILLAGE OF GROVELAND, LTD. (89%-NV) (GAINESVILLE, FL)
                  --GREYSTONE OF MCDONOUGH L.P. (99.99%) (DOUGLAS, GA)
                  --HAVERHILL AFFORDABLE HOUSING, LTD. (99.99%-NV) (ORLANDO, FL)
                  --HEATHERWOOD APARTMENTS LIMITED PARTNERSHIP (99%-NV) (COLUMBIA, SC)
                  --HICKORY HOLLOW SENIOR APARTMENTS LIMITED PARTNERSHIP (99.90%-NV) (ALTAMONTE SPRINGS, FL)
                  --HOMES FOR FREDERICKSBURG LIMITED PARTNERSHIP (99%-NV) (STERLING, VA)
                  --HUB BUILDING LIMITED PARTNERSHIP (99.9%-NV) (CHICAGO, IL)
                  --HUNTINGTON PARK APARTMENTS LIMITED PARTNERSHIP (99.90%-NV) (ALTAMONTE SPRINGS, FL)
                  --INDIAN RUN LIMITED PARTNERSHIP (86%-NV) (BOSTON, MA)
                  --JACKSONVILLE AFFORDABLE HOUSING, LTD. (98%-NV) (PANAMA CITY, FL)
                  --KENSINGTON OF KISSIMMEE, LTD. (99.99%-NV) (GAINESVILLE, FL)
                  --KINDER MORGAN, INC. (5.60%) (HOUSTON, TX)
                  --KNOX HOMES, L. P. (99.99%-NV) (BROOKLYN, NY)
                  --L & M HOE ASSOCIATES LLC (99.99%-NV) (LARCHMONT, NY)
                  --LAKE WESTON APARTMENTS (ORLANDO) LIMITED PARTNERSHIP (99.99%-NV) (ALTAMONTE SPRINGS, FL)
                  --LOEWEN DEVELOPMENT OF WAPPINGERS FALLS, L.P. (99.99%-NV) (NEW ROCHELLE, NY)
                  --MAGNOLIA WALK APARTMENTS, LTD. (99%-NV) (OCALA, FL)
                  --MEADOW RIDGE SENIOR APARTMENTS LIMITED PARTNERSHIP  (99.99%-NV)(ALTAMONTE SPRINGS, FL)
                  --MEREDIAN POINT SENIOR APARTMENTS LIMITED PARTNERSHIP (99.90%-NV) (UNIONTOWN, PA)
                  --MONTGOMERY HOMES L. P. IX (99%-NV) (KENSINGTON, MD)
                  --MONTGOMERY HOMES LIMITED PARTNERSHIP X (99%-NV) (KENSINGTON, MD)
                  --MONARCH PLACE APTS. LP (99%-NV) (COLUMBIA, SC)
                  --MORAVIAN HOUSE III, LP (99.99%-NV) (BETHLEHEM, PA)
                  --OAK CREST APARTMENTS OF KANNAPOLIS, LTD. (99%-NV) (PANAMA CITY, FL)
                  --ODC SELBORNE HOUSE LIMITED PARTNERSHIP (99.99%-NV) (ELLICOTT CITY, MD)
                  --OLDBRIDGE URBAN RENEWAL, L.P. (99%-NV) (CHERRY HILL, NJ)
                  --ONE PLEASANT GREEN PLACE, LTD. (99.90%-NV) (AUSTIN, TX)
                  --ONE SOUTH PLACE, L.P. (99%-NV) (KNOXVILLE, TN)
                  --PACIFIC PARK, L.P. (99.99%-NV) (FORT VALLEY, GA)
                  --PARKVIEW HEIGHTS, L.P. (99.99%-NV) (ATLANTA, GA)
                  --PENDLETON PINES ASSOCIATES, LLC (99%-NV) (NASHVILLE, TN)
                  --PEPPERMILL PARTNERS, L. P. (99%-NV) (ATLANTA, GA)
                  --RAILROAD Y L.P. (99.98%-NV)(RICHMOND, VA)
                  --RELATED CLUB WEST HOUSING ASSOCIATES, LTD. (99.50%-NV) (MIAMI, FL)
                  --RESERVOIR HILL LIMITED PARTNERSHIP (99.99%-NV) (BALTIMORE, MD)
                  --RESERVOIR HILL LIMITED PARTNERSHIP XI (99%-NV) (BALTIMORE, MD)
                  --RESERVOIR HILL LIMITED PARTNERSHIP IX (99%-NV) (BALTIMORE, MD)
                  --RICHMOND GREEN LIMITED PARTNERSHIP (99.99%-NV) (NASHVILLE, TN)
                  --RIDGETOP REALTY ASSOCIATES LLC (99%-NV) (NASHVILLE, TN)
                  --ROANOKE HIGHER EDUCATION ASSOCIATES, L. P. (99.98%-NV) (ROANOKE, VA)
                  --ROBINS LANDING, L. P. (99.99%-NV)(ALTAMONTE SPRINGS, FL)
                  --ROME RENTAL HOUSING, L. P. (99%-NV) (CORDELE, GA)
                  --ROSEMONT MANOR LTD. (99%-NV) (GAINESVILLE, FL)
                  --SABLE POINT APARTMENTS LIMITED PARTNERSHIP (99%-NV) (ALTAMONTE SPRINGS, FL)

                  --SABLE POINT II APARTMENTS LIMITED PARTNERSHIP (99%-NV) (MARTINSBURG, WV)
                  --SAN BENITO HOUSING, LTD. (99%-NV) (ALTAMONTE SPRINGS, FL)
                  --SANDLEWOOD TERRACE OF LUDOWICI L.P. (99%-NV) (GAINESVILLE, FL)
                  --SARANOR APARTMENTS LIMITED PARTNERSHIP  (99.99%-NV) (MILFORD, CT)
                  --S.H.E. URBAN RENEWAL ASSOCIATES, L. P. (99%-NV) (NEWARK, NJ)
                  --SHENANDOAH STATION, L.P. (99.99%-NV) (RICHMOND, VA)
                  --SK 55 WALL LLC (99.99%-NV) (NEW YORK, NY)
                  --SOUTHSIDE PLAZA 455 LTD., L.L.P. (99.99%-NV) (LEWISVILLE, TX)
                  --SPRING GATE MANOR LIMITED (99%-NV) (GAINESVILLE, FL)
                  --ST. CHARLES PLACE, L. P.  (99.99%-NV)(FORT VALLEY, GA)
                  --STEEPLECHASE APARTMENTS, LTD. (99%-NV) (GAINESVILLE, FL)
                  --STEEPLECHASE APARTMENTS II, LTD. (99%-NV) (GAINSVILLE, FL)
                  --STONECREEK APARTMENTS OF MOORESVILLE, LTD. (99%-NV) (PANAMA CITY, FL)
                  --STONEYBROOKE HEIGHTS ASSOCIATES LLC (99.99%-NV) (NASHVILLE, TN)
                  --STUDEBAKER LIMITED PARTNERSHIP (99.99%-NV) (BROOKLYN, NY)
                  --SUGAR MILL ASSOCIATES, LTD. (95%-NV) (MIAMI, FL)
                  --SUNDIAL APARTMENTS, L.P. (99.99%-NV) (CORDELE, GA)
                  --THE MAPLES LIMITED PARTNERSHIP (99.99%-NV) (DENTON, MD)
                  --TIMBERLAKE APTS, LP (99.99%-NV) (AYNOR, SC)
                  --TIMBERLEAF ESTATES LIMITED PARTNERSHIP (99%-NV) (MARTINSBURG, WV)
                  --TOBACCO ROW PHASE II ASSOCIATES, L.P. (99%-NV) (RICHMOND, VA)
                  --TWC EIGHTY-FOUR, LTD. (95%-NV) (TAMPA, FL)
                  --TWC EIGHTY-SEVEN, LTD. (99%-NV) (TAMPA, FL)
                  --TWC EIGHTY-THREE, LTD. (97%-NV) (TAMPA, FL)
                  --TWC NINETY-EIGHT, LTD. (99%-NV) (TAMPA, FL)
                  --TWC NINETY-FIVE, LTD. (99%-NV) (TAMPA, FL)
                  --TWC NINETY-FOUR, LTD. (98%-NV) (TAMPA, FL)
                  --TWC NINETY-ONE, LTD. (99%-NV) (TAMPA, FL)
                  --TWC NINETY-NINE, LTD. (99.99%-NV) (TAMPA, FL)
                  --TWC NINETY-SEVEN, LTD. (99%-NV) (TAMPA, FL)
                  --TWC NINETY-TWO, LTD. (99%-NV) (TAMPA, FL)
                  --TWC SEVENTY-EIGHT, LTD. (99.99%-NV) (TAMPA, FL)
                  --TWC SEVENTY-THREE, LTD. (99.99%-NV) (TAMPA, FL)
                  --TWC SEVENTY-TWO, LTD. (99.99%-NV) (TAMPA, FL)
                  --VCP-SB ASSOCIATES, LTD. (99%-NV) (JACKSONVILLE, FL)
                  --VESTCOR FUND XIV, LTD. (99.99%-NV) (JACKSONVILLE, FL)
                  --VESTCOR-WR ASSOCIATES, LTD. (99%-NV) (JACKSONVILLE, FL)
                  --VILLA BISCAYNE OF SOUTH DADE, LTD. (99%-NV) (PANAMA CITY, FL)
                  --VIRGINIA CENTER ASSOCIATES, L. P. (99.99%-NV) (MIDLOTHIAN, VA)
                  --VISTA POINT APARTMENTS LIMITED PARTNERSHIP (99%-NV) (LAS VEGAS, NV)
                  --WATERFORD MANOR, L. P. (99%-NV) (WINTER PARK, FL)
                  --WATERFORD MANOR II, L.P. (99%-NV) (ALTAMONTE SPRINGS, FL)
                  --WEST 152 STREET ASSOCIATES LLC (99.99%-NV) (LARCHMONT, NY)
                  --WEST BRICKELL APARTMENTS, LTD. (99%-NV) (MIAMI, FL)
                  --WEST HANOVER URBAN RENEWAL, L.P. (99.99%-NV) (YARDVILLE, NJ)
                  --WESTVILLE, LTD. (99%-NV) (GAINESVILLE, FL)
                  --WHITNEY HOTEL LIMITED PARTNERSHIP (99.99%-NV) (METAIRIE, LA)
                  --WILLIAMS LANDING LIMITED PARTNERSHIP (95%-NV) (BOSTON, MA)
                  --WILLOW KEY APARTMENTS LIMITED PARTNERSHIP (99.50%-NV) (ALTAMONTE SPRINGS, FL)
                  --WILLOW RIDGE APARTMENTS OF GREENSBORO LIMITED PARTNERSHIP (99.99%-NV) (PANAMA CITY, FL)
                  --WILLOW RIDGE ASSOCIATES (99.99%-NV) (LANCASTER, PA)
         -FIRST UNION AFFORDABLE HOUSING CORP. (CHARLOTTE, NC)
                  --AHG TAX CREDIT FUND I, L.L.C. (0.1%) (CHARLOTTE, NC)
                           ---FLAGSHIP PARTNERS, L. P. (99%-NV) (KNOXVILLE, TN)
                           ---SALEM RUN ASSOCIATES, L. P. (99%-NV) (MIDLOTHIAN, VA)
                           ---SALEM RUN II ASSOCIATES, L. P. (99%-NV) (FREDERICKSBURG, VA)
                           ---SALISBURY SENIOR HOUSING LIMITED PARTNERSHIP (99.99%-NV) (ANNAPOLIS, MD)
                  --AHG TAX CREDIT FUND II, L.L.C. (0.1%) (CHARLOTTE, NC)
                           ----TWC EIGHTY-EIGHT, LTD. (99%-NV) (TAMPA, FL)
         -FIRST UNION ATM SOLUTIONS, INC. (CHARLOTTE, NC)
         -FIRST UNION AUTO LOAN SECURITIZATION, INC. (CHARLOTTE, NC)
         -FIRST UNION BANK AND TRUST COMPANY (CAYMAN) LTD.  (GEORGE TOWN, CAYMAN ISLANDS)
         -FIRST UNION BANK INTERNATIONAL (PHILADELPHIA, PA)
                  --PHILADELPHIA INTERNATIONAL FINANCE CO. HONG KONG (VICTORIA, HONG KONG)

                           ---PHILADELPHIA NATIONAL LIMITED (10) (14.30%) (LONDON, ENGLAND)
         -FIRST UNION BROKERAGE SERVICES, INC. (CHARLOTTE, NC)
         -FIRST UNION CAPITAL PARTNERS, INC. (CHARLOTTE, NC)
                  --ADVANCED TELCOM GROUP, INC. (7.40%) (LOS ALTOS, CA)
                  --AMERICAN CELLULAR CORPORATION (6.60%) (PALO ALTO, CA)
                  --AMERICAN INFORMATION CO., INC. (18%) (SAN FRANCISCO, CA)
                  --ARCON HEALTHCARE, INC. (6.90%) (NASHVILLE, TN)
                  --BEACON INDUSTRIAL GROUP LLC (66.30%) (TULSA, OK)
                  --BLOOMINGTON BROADCASTING ACQUISITION CORP. (27.70%) (BLOOMINGTON, IL)
                  --CORILLIAN CORPORATION (6%) (BEAVERTON, OR)
                  --CYBERGENICS HOLDING, INC. (30.9%) (NEW YORK, NY)
                  --DIGITAL ACCESS, INC. (11%) (BALA CYNWYD, PA)
                  --DURO COMMUNICATIONS, INC. (8.60%) (CASSELBERRY, FL)
                  --EBIZ.NET, INC. (9%-V; 10.90%-NV) (MARINA DEL RAY, CA)
                  --GRAPEVINE BROADCASTING OF ANCHORAGE, LLC (23%) (ANCHORAGE, AK)
                  --GRAPEVINE BROADCASTING OF AUSTIN, LLC (23%) (AUSTIN, MN)
                  --GRAPEVINE BROADCASTING OF HUNTSVILLE, LLC (23%) (HUNTSVILLE, AL)
                  --GRAPEVINE BROADCASTING OF JOPLIN, LLC (23%) (JOPLIN, MO)
                  --GRAPEVINE BROADCASTING OF SAVANNAH, LLC (23.2%) (SAVANNAH, GA)
                  --GRAPEVINE BROADCASTING OF WYOMING, LLC (23%) (CASPER, WO)
                  --HEARTLAND PORK ENTERPRISES, INC. (18.40%) (ALDEN, IO)
                  --INFLOW, INC. (34.48%) (DENVER, CO)
                  --INSIGHT TECHNOLOGY PARTNERS, INC. (26.3%)(FT. LAUDERDALE, FL)
                  --KELMSCOTT COMMUNICATIONS, L.L.C. (18.10%)(SAN RAFAEL, CA)
                  --LAKELAND HOLDINGS LLC (59.20%) (CHARLOTTESVILLE, VA)
                  --MEIGHER COMMUNICATIONS, L. P. (12.2%-NV) (NEW YORK, NY)
                  --METAMOR INFORMATION TECHNOLOGY SERVICES, INC. (27.30%) (HOUSTON, TX)
                  --METAMOR SOFTWARE SOLUTIONS, INC. (16.50%) (PITTSFORD, NY)
                  --NEWSOUTH HOLDINGS, INC. (18.30%) (GREENVILLE, SC)
                  --OUTSOURCING SOLUTIONS, INC. (2.82%-V; 3.49%-NV) (CHESTERFIELD, MO)
                  --PACKAGING INVESTMENTS, LLC (74.30%) (CHARLOTTE, NC)
                  --PROMETHEUS LABORATORIES, INC. (15%) (SAN DIEGO, CA)
                  --QUALITOR, INC.  (8.50%) (SMITHFIELD, MI)
                  --PHYSICIAN PARTNERS, INC. (17.50%) (PORTLAND, OR)
                  --REIMAN HOLDING COMPANY, LLC (5.4%) (GREENDALE, WI)
                  --STATE COMMUNICATIONS, INC. (10.10%) (GREENVILLE, SC)
                  --STERLING NETWORK GROUP, INC.  (50.10%) (QUINCY, MA)
                  --TEXOIL, INC. (5.72%) (HOUSTON, TX)
                  --TRITON PCS, INC. (6.80%) (MALVERN, PA)
                  --TSO HOLDING CORP. (8.60%) (BROOKLYN, NY)
                  --ULTRAPRISE CORPORATION (7.30%) (DULIES, VA)
                  --UNIVERSAL COMPRESSION HOLDINGS, INC. (8.60%) (NEW ORLEANS, LA)
                  --US SALT HOLDINGS, LLC (47.5%) (JACKSONVILLE, FL)
         -FIRST UNION COMMERCIAL CORPORATION (98.0250%) (9)(CHARLOTTE, NC)
                  --FIRST UNION COMMERCIAL LEASING GROUP, L.L.C.  (1%) (11) (CHARLOTTE, NC)
                  --FIRST UNION COMMERCIAL SHARED RESOURCES, LLC (CHARLOTTE, NC)
                  --FIRST UNION INSTITUTIONAL MORTGAGE SERVICES, LLC (CHARLOTTE, NC)
                           ---FIRST UNION/MAHER PARTNERS (50%) (WAYNE, PA)
                  --FIRST UNION OVERSEAS INVESTMENT CORPORATION (CHARLOTTE, NC)
                           ---BESSO HOLDINGS LIMITED (6.55%) (LONDON, ENGLAND)
                           ---UNION HAMILTON ASSURANCE, LTD.  (HAMILTON, BERMUDA)
                  --FIRST UNION RAIL CORPORATION (CHARLOTTE, NC)
                           ---IRONBRAND CAPITAL LLC (1%)(8) (CHARLOTTE, NC)
                           ---TRANSPORTATION EQUIPMENT ADVISORS, INC. (ARLINGTON HEIGHTS, ILL)
                  --IRONBRAND CAPITAL LLC (99%) (8) (CHARLOTTE, NC)
                           ---INTEGRION FINANCIAL NETWORK, L.L.C. (5.26%-NV) (HERNDON, GA)
                           ---JV MORTGAGE CAPITAL, INC. (50%) (PROSPECT HEIGHTS, IL)
                           ---JV MORTGAGE CAPITAL, L.P. (49.5%-NV) (PROSPECT HEIGHTS, IL)
                           ---NATIONAL AUTO FINANCE COMPANY, L..P. (10%-NV) (BOCA RATON, FL)
                  --SPECTRUM EBP, LLC (33 1/3%) (RIDGEWOOD, NJ)
         -FIRST UNION COMMERCIAL LEASING GROUP, L.L.C. (99%) (11) (CHARLOTTE, NC)
         -FIRST UNION COMMERCIAL MORTGAGE SECURITIES, INC. (CHARLOTTE, NC)
         -FIRST UNION COMMERCIAL MORTGAGE LOAN WAREHOUSE CORP. (CHARLOTTE, NC)
         -FIRST UNION DIRECT BANK, N. A. (AUGUSTA, GA)

                  --FIRST UNION REAL ESTATE ASSET COMPANY OF CONNECTICUT (STAMFORD, CT)
                           ---FIRST UNION REAL ESTATE INVESTMENT COMPANY OF CONNECTICUT (STAMFORD, CT)
         -FIRST UNION HOLDINGS, INC. (NASHVILLE, TN)
                  --FIRST UNION FINANCIAL INVESTMENTS, INC. (NASHVILLE, TN)
                           ---FIRST UNION COMMERCIAL CORPORATION (0.8881%) (9)(CHARLOTTE, NC)
         -FIRST UNION INSURANCE AGENCY OF FL, INC. (REDINGTON, FL)
         -FIRST UNION INSURANCE AGENCY OF NC, INC. (CHARLOTTE, NC)
                  --UNION COMMERCE TITLE COMPANY, LLC (50%) (CHARLOTTE, NC)
         -FIRST UNION INTERNATIONAL BANKING CORPORATION (CHARLOTTE, NC)
                  --BURDALE FINANCIAL HOLDINGS LIMITED (80%) (LONDON, ENGLAND)
                           ---BURDALE FINANCIAL LIMITED (LONDON, ENGLAND)
                  --CONGRESS FINANCIAL CORPORATION (CANADA) (TORONTO, CANADA)
                  --EVERGREEN MANAGEMENT , S. A. (LUXEMBOURG)
                  --EVERGREEN WORLDWIDE DISTRIBUTORS, LTD. (HAMILTON, BERMUDA)
                  --FIRST UNION COMMERCIAL MORTGAGE SERVICES, INC. (TORONTO, CANADA)
                  --FIRST UNION INTERNATIONAL CAPITAL MARKETS LIMITED (LONDON, ENGLAND)
         -FIRST UNION INVESTMENT CORPORATION (3) (CHARLOTTE, NC)
         -FIRST UNION NOVA HOLDINGS OF NC, INC. (CHARLOTTE, NC)
         -FIRST UNION REAL ESTATE ASSET COMPANY OF GEORGIA (ATLANTA, GA)
         -FIRST UNION REAL ESTATE ASSET COMPANY OF NEW JERSEY (AVONDALE, PA)
         -FIRST UNION REAL ESTATE ASSET COMPANY OF NORTH CAROLINA (CHARLOTTE, NC)
         -FIRST UNION RESIDENTIAL SECURITIZATION TRANSACTIONS, INC.  (CHARLOTTE, NC)
         -FIRST UNION SHARED RESOURCES, LLC (CHARLOTTE, NC)
         -FIRST UNION TRUST COMPANY, NATIONAL ASSOCIATION (WILMINGTON, DE)
                  --WNB CORPORATION (3) (ROANOKE, VA)
                           ---LONE STONE, L. C. (43.946%-NV) (3)  (ALBANY, NY)
         -FNB PROPERTIES, INC. (3) (JACKSONVILLE, FL)
         -FOIL, INC. (3) (PHILADELPHIA, PA)
         -FOX HAVEN LIMITED PARTNERSHIP (99%-NV) (RALEIGH, NC)
         -GAINSBOROUGH CORPORATION (3) (CHARLOTTE, NC)
         -GENERAL HOMES CORP. (9.205%) (3) (HOUSTON, TX)
         -GJA R/E CORP. (3) (NEW YORK, NY)
         -GLEN ROYALL MILL LIMITED PARTNERSHIP (99%-NV) (WAKE FOREST, NC)
         -GOLFVIEW ASSOCIATES LIMITED PARTNERSHIP (99%-NV) (FAYETTEVILLE, NC)
         -GREEN RIDGE ASSOCIATES, LLC (99%-NV) (NASHVILLE, TN)
         -HAMILTON MANOR LIMITED PARTNERSHIP (99%-NV) (STROUDSBURG, PA)
         -HARLINGEN COMMUNITY DEVELOPMENT CORPORATION 1, LP (99%-NV) (ALTAMONTE SPRINGS, FL)
         -HHS PROPERTY CORPORATION  (3) (ATLANTA, GA)
         -HORACE BUSHNELL LIMITED PARTNERSHIP (99.99%-NV) (HARTFORD, CT)
         -HORIZON APPRAISAL SERVICES, INC.  (JACKSONVILLE, FL)
         -HOUSING EQUITY FUND OF VIRGINIA II, L.P. (38.5%-NV) (RICHMOND, VA)
         -INDUSTRIAL VALLEY REAL ESTATE CO. (JENKINTOWN, PA)
         -INTERNATIONAL PROGRESS, INC. (50%) (WINCHESTER, VA)
                  --MOUNTAIN FALLS PARK, INC. (WINCHESTER, VA)
         -JERSEY CENTER/FIDOREO, INC. (3) (NEWARK, NJ)
         -JPSD, INC. (3) (CHARLOTTE, NC)
         -KAUFMAN, ALSBERG & CO., INC.  (INACTIVE) (JACKSONVILLE, FL)
         -KKM, INC. (3) (READING, PA)
         -KOGEL ISLAND/FIDOREO, INC. (3) (NEW YORK, NY)
         -LAFAYETTE FAMILY L.P. (99%-NV) (ROANOKE, VA)
         -LANTANA ASSOCIATES, LTD. (99%-NV) (CORAL GABLES, FL)
         -LAUREL POINTE OF SALISBURY LIMITED PARTNERSHIP (99%-NV) (PANAMA CITY, FL)
         -MANOR RIDGE LIMITED PARTNERSHIP (99.99%-NV) (RALEIGH, NC)
         -MARTIN'S LANDING LIMITED PARTNERSHIP (99%-NV) (WINTER PARK, FL)
         -MARTIN'S LANDING II LIMITED PARTNERSHIP (99%-NV) (WINTER PARK, FL)
         -MARYLAND HOUSING EQUITY FUND III LIMITED PARTNERSHIP (7.7647%-NV) (COLUMBIA, MD)
         -MERIDIAN MORTGAGE CORPORATION (PERKASIE, PA)
         -MERIDIAN PROPERTIES, INC. (READING, PA)
         -NFPS, INC. (3) (CHARLOTTE, NC)
         -NNI BELL STREET LIMITED PARTNERSHIP (99%-NV) ((STAMFORD, CT)
         -OLD YORK AGENCY, INC. (AVONDALE, PA)
         -O.R.E.O., INC. (3) (JACKSONVILLE, FL)
         -ORIANNA STREET LIMITED PARTNERSHIP (99%-NV) (PHILADELPHIA, PA)
         -PAROG, INC. (3) (PHILADELPHIA, PA)

         -PHILADELPHIA INTERNATIONAL INVESTMENT CORP. (PHILADELPHIA, PA)
                  --JOH. BERENBERG, GOSSLER & CO. (15%) (HAMBURG, GERMANY)
                  --NEW WORLD DEVELOPMENT CORPORATION, LTD. (NASSAU, BAHAMAS)
                           ---PHILADELPHIA NATIONAL LIMITED (65.10%) (10) (LONDON, ENGLAND)
                                    ----NEW WORLD GROUP HOLDINGS, LTD.  (42.60%) (NEW BRUNSWICK, CANADA)
                                    ----THE HERITABLE AND GENERAL  INVESTMENT BANK LIMITED (14.35%) (LONDON, ENGLAND)
                                            -----ALBEMARIE & BOND HOLDINGS PLC (6.60%) (BRISTOL, ENGLAND)
                                            -----BEESON GREGORY HOLDINGS LIMITED (10.20%) (LONDON, ENGLAND)
                  --PHILADELPHIA INTERNATIONAL EQUITIES, INC. (WILMINGTON, DE)
                           ---ACCEL GROUP LLC (21.10%) (PRAGUE, CZECH REPUBLIC)
                           ---BANCO INTERNACIONAL DE PANAMA, S.A. (20%)(PANAMA CITY, PANAMA)
                           ---CENTRO INTERNATIONALE HANDELSBANK AKTRINGESEELSCHAFT (10%) (VIENNA, AUSTRIA)
                           ---CORESTATES FUND MANAGEMENT (IRELAND) LTD. (DUBLIN, IRELAND)
                           ---CORESTATES FUNDING LIMITED (GEORGETOWN, CAYMAN ISLANDS)
                           ---CROSBY FINANCIAL HOLDINGS LIMITED (8.61%) (TORTOLA, BRITISH VIRGIN ISLANDS)
                           ---CSB INFORMATION SERVICES PTE LTD. (SINGAPORE)
                           ---CS OUTSOURCING HOLDINGS LIMITED (20%) (NASSAU, BAHAMAS)
                           ---EMPRESA MINERA DE MANTOS BLANCOS, S.A. (1.1%)(SANTIAGO, CHILE)
                           ---ESTABLISHED HOLDINGS LIMITED (LONDON, ENGLAND)
                                    ----PHILADELPHIA NATIONAL LIMITED  (10) (20.60%) (LONDON, ENGLAND)
                           ---MEDICAL EQUIPMENT CREDIT PTE LTD. (20%) (SINGAPORE)
                           ---MSF HOLDING, LTD. (26.25%) (NASSAU, BAHAMAS)
                           ---MULTI-CREDIT CORPORATION OF THAILAND PCL ((7.50%) (BANGKOK, THAILAND)
                           ---MULTI-RISK CONSULTANTS (THAILAND) LTD. (10%) (BANGKOK, THAILAND)
                           ---SCM CHINA GROWTH FUND LDC (8.88%)(GEORGETOWN, CAYMAN ISLANDS)
                           ---SURINVEST INTERNATIONAL LIMITED (13.76%)(GEORGETOWN, CAYMAN ISLANDS)
                           ---THE HERITABLE AND GENERAL INVESTMENT BANK LIMITED (55.16%) (LONDON, ENGLAND)
                           ---TI REMNACO, INC. (39.80%)(TORONTO, CANADA)
                           ---VECTODIVISAS CASA DE CAMBIA S.A. DE C.V. (20%)(MONTERREY, MEXICO)
         -QUESTPOINT L. P., INC. (PHILADELPHIA, PA)
         -RAVENWOOD OF KISSIMMEE, LTD.  (99%-NV) (GAINESVILLE, FL)
         -RESIDENTIAL ASSET FUNDING CORPORATION (CHARLOTTE, NC)
         -RICHMOND COMMUNITY DEVELOPMENT CORPORATION (19%-NV) (RICHMOND, VA)
         -RIVER REACH OF ORANGE COUNTY, LTD. (99%-NV) (PANAMA CITY, FL)
         -ROANOKE COMMUNITY DEVELOPMENT CORPORATION (11.11%) (INACTIVE) (ROANOKE, VA) (6)
         -SAVINGS ASSOCIATIONS FINANCIAL ENTERPRISES, INC. (48.15%) (WASHINGTON, DC)
         -SECOND ELEUTHERAN INVESTMENT COMPANY, LTD. (INACTIVE) (NASSAU, BAHAMAS)
         -SENIOR COTTAGES OF SHIPPENSBURG, LTD. (99%-NV) (ST. LOUIS PARK, MN)
         -SHENANDOAH VALLEY PROPERTIES L.P. (99%-NV) (FISHERVILLE, VA)
                  --CRAIGMONT II, L.P. (99%-NV) (FISHERVILLE, VA)
                  --ELKMONT PARTNERS, L.P. (99%-NV) (FISHERVILLE, VA)
                  --GROTTOES PARTNERS L.P. (99%-NV) (FISHERVILLE, VA)
                  --WILLOW LAKE PARTNERS, L.P. (99%-NV) (FISHERVILLE, VA)
         -SIGNET EQUIPMENT COMPANY (BALTIMORE, MD)
         -SKYHAWK AGENCY, INC. (HAWTHORNE, NY)
         -SOUTHWOODS LIMITED PARTNERSHIP (99%-NV) (GREENSBORO, NC)
         -SPINNAKER REACH APARTMENTS OF DUVAL, LTD. (99%-NV) (PANAMA CITY, FL)
         -ST. JOSEPH'S AFFORDABLE HOUSING LIMITED PARTNERSHIP (74.25%-NV) (WAYNE, PA)
         -ST. PAUL REALTY, INC. (INACTIVE) (BALTIMORE, MD)
         -STATESBORO RENTAL HOUSING, L. P. (99%-NV) (CORDELE, GA)
         -SUGAR MILL APARTMENTS, L. P. (99%-NV) (CORDELE, GA)
         -SURREY DOWNS/FIDOREO, INC. (3) (NEWARK, NJ)
                  --SPRING RIDGE HOLDINGS, INC. (3) (READING, PA)
         -SYCAMORE ROW, LLC (99%-NV) (BRONX, NY)
         -TATTERSALL ADVISORY GROUP, INC. (CHARLOTTE, NC)
         -TAYLORR LAKES/FIDOREO, INC. (3) (NEWARK, NJ)
         -THE EXCHANGE BUILDING LIMITED PARTNERSHIP (99%-NV) (PORTLAND, ME)
         -THE HOWARD MORTGAGE GROUP, INC. (NEWARK, NJ)
         -THE MONEY STORE, INC. (UNION, NJ)
                  --CLASSNOTES, INC. (SACRAMENTO, CA)
                           ---EDUCAID STUDENT HOLDINGS, INC.   (SACRAMENTO, CA) (INACTIVE)
                           ---TMS STUDENT HOLDINGS, INC. (UNION, NJ)
                  --THE MONEY STORE COMMERCIAL MORTGAGE INC. (WEST SACRAMENTO, CA)
                  --THE MONEY STORE INVESTMENT CORPORATION (WEST SACRAMENTO, CA)

                           ---THE MONEY STORE OF NEW YORK, INC. (WEST SACRAMENTO, CA)
                           ---TMS SBA HOLDINGS, INC. (UNION, NJ)
                  --THE MONEY STORE/SERVICE CORP. (WEST SACRAMENTO, CA)
                           ---FIRST MONEY STORE SECURITIES, INC. (UNION, NJ) (INACTIVE)
                           ---FIRST UNION MONEY STORE HOME EQUITY LOAN WAREHOUSE CORP. (CHARLOTTE, NC)
                           ---THE MONEY STORE HELOC HOLDING, INC. (UNION, NJ) (INACTIVE)
                           ---THE MONEY STORE INSURANCE SERVICES CORP. (UNION, NJ)
                           ---THE MONEY STORE REALTY, INC. (UNION, NJ)
                           ---TMS AUTO HOLDINGS, INC. (UNION, NJ)
                           ---TMS SPECIAL HOLDINGS, INC. (UNION, NJ)
                           ---TMS SPV, INC. (UNION, NJ)
                  --TMS MORTGAGE INC. (UNION, NJ)
                           ---DYNA-MARK, INC. (UNION,NJ)
                           ---EQUITY INSURANCE AGENCY, INC. (UNION, NJ)
                           ---FIRST UNION COMMERCIAL CORPORATION (0.1173%) (9)(CHARLOTTE, NC)
                           ---INTEGRATED CAPITAL GROUP, INC. (WEST SACRAMENTO, CA)
                           ---MAJOR BROKERAGE CO., INC.   (UNION, NJ) (INACTIVE)
                           ---PRINCETON RECONVEYANCE SERVICES INC. (FOUNTAIN VALLEY, CA)
                           ---THE MONEY STORE AUTO FINANCE INC. (SACRAMENTO, CA)
                           ---THE MONEY STORE/D.C. INC. (UNION, NJ)
                           ---THE MONEY STORE HOME EQUITY CORP. (UNION, NJ)
                           ---THE MONEY STORE/KENTUCKY INC. (UNION, NJ)
                           ---THE MONEY STORE/MINNESOTA INC. (UNION, NJ)
                           ---TMS HOME HOLDINGS, INC. (UNION, NJ)
                           ---TMS VENTURE HOLDINGS, INC. (INACTIVE) (UNION, NJ)
                                    ----AE MORTGAGE SERVICES L.L.C. (50%-NV) (INACTIVE) (WEST SACRAMENTO, CA)
         -THE MORTGAGE CORNER, INC. (WATERBURY, CT)
         -TOWSON SERVICE CORPORATION (3) (TOWSEN, MD)
                  --ASHLAND JOINT VENTURE (50%-NV) (BALTIMORE, MD)
                  --SILVER SPRING STATION JOINT VENTURE (50%-NV) (BALTIMORE, MD)
         -TWC NINETY-SIX, LTD. (99%-NV) (TAMPA, FL)
         -TWO APN  PLAZA, INC. (89%) (PHILADELPHIA, PA)
         -VCP-ALDERMAN PARK PARTNERS, LTD. (99%-NV) (JACKSONVILLE, FL)
         -VENICE SERVICE CORP. (3) (JACKSONVILLE, FL)
         -WASHINGTON APARTMENTS ASSOCIATES, LIMITED PARTNERSHIP (99%-NV) (EMMAUS, PA)
         -WATERVIEW/FIDOREO, INC. (3) (NEWARK, NJ)
         -WHEAT BENEFIT SERVICES, LLC (61.446%) (RICHMOND, VA)
         -WILLIAM BYRD HOTEL ASSOCIATES, L. P. (99%-NV) (RICHMOND, VA)
         -WOODLAWN JOINT VENTURE (30%-NV) (INACTIVE) (15) (WOODBRIDGE, VA)
         -YORKTOWN ARMS DEVELOPMENT LIMITED PARTNERSHIP (99%-NV) (PHILADELPHIA, PA)


FIRST UNION PRIVATE CAPITAL, INC.  (PHILADELPHIA, PA)

FIRST UNION RISK MANAGEMENT, INC. (CHARLOTTE, NC)

FIRST UNION SERVICES, INC.  (CHARLOTTE, NC)

FRANKLIN CAPITAL ASSOCIATES III, L. P. (6.60%-NV) (FRANKLIN, TN)

GF TITLE CORPORATION (INACTIVE) (ATLANTA, GA)

HOME INVESTORS MORTGAGE CORPORATION (INACTIVE) (NEW BRUNSWICK, NJ)

HORIZON TELECOM INTERNATIONAL, LLC (19.90%-V; 40.9%-NV) (BOSTON, MA)

MCGLINN CAPITAL MANAGEMENT, INC. (READING, PA)

MERIDIAN ACCEPTANCE CORPORATION (INACTIVE) (READING, PA)


MERIDIAN ASSET MANAGEMENT, INC. (VALLEY FORGE, PA)
         -FIRST UNION TRUST COMPANY OF CALIFORNIA (SAN FRANCISCO, CA) -MERIDIAN INVESTMENT COMPANY (MALVERN, PA)

MERIDIAN SECURITIES, INC. (INACTIVE)  (READING, PA)

SIGNAL FINANCIAL CORPORATION (INACTIVE) (PITTSBURGH, PA)

SIGNET INSURANCE SERVICES, INC. (RICHMOND, VA)

SIGNET REALTY, INC. (INACTIVE) (BALTIMORE, MD)

SIGNET STRATEGIC CAPITAL CORPORATION (RICHMOND, VA)

SIGNET STUDENT LOAN CORPORATION (RICHMOND, VA)

STAR SYSTEMS, INC.  (10.04%) (MAITLAND, FL)

THE MONEY STORE HOLDINGS LIMITED (LONDON, ENGLAND)
         -THE MONEY STORE ADVERTISING SERVICES LIMITED (LONDON, ENGLAND) -THE MONEY STORE LIMITED (LONDON, ENGLAND)


TRSTE, INC. (CHARLOTTE, NC)

TRSTE II, INC. (NASHVILLE, TN)

TRYON MANAGEMENT, INC. (CHARLOTTE, NC)

UNITED BANCSHARES, INC. (100%-NV) (PHILADELPHIA, PA) (7)
         -UNITED BANK OF PHILADELPHIA (PHILADELPHIA, PA)

VERDUGT HOLDINGS, LLC (28.32%: 15%-V, 12.62%-NV) (JACKSONVILLE, FL)


WALLER HOUSE CORPORATION (PHILADELPHIA, PA)
         -NATIONAL TEMPLE LIMITED PARTNERSHIP-II (98.99%-NV) (PHILADELPHIA, PA)


WFS REAL ESTATE INVESTMENT CORPORATION (RICHMOND, VA)
         -HUGUENOT PROFESSIONAL CENTER LIMITED PARTNERSHIP, LP (6.482%) (RICHMOND, VA)


WHEAT SERVICE & EQUIPMENT CORPORATION (RICHMOND, VA)
         -ENERGY SEARCH LP (INACTIVE) (7.7%-NV)
         -WBP ASSOCIATES (INACTIVE) (33%-NV)


WOMEN'S GROWTH CAPITAL FUND I, L.L.L.P.  (10%-NV) (WASHINGTON,DC)


-----------------------------------------

*    CONTROLLED BY MANAGEMENT CONTRACT - NO EQUITY OWNED.
**   MANAGING INTEREST

(1)  100% OF VOTING SECURITIES OWNED UNLESS OTHERWISE INDICATED. NV INDICATES NON-VOTING EQUITY.  DOES NOT
INCLUDE COMPANIES IN WHICH THE OWNERSHIP INTEREST IS 5% OR LESS OF VOTING EQUITY NOR COMPANIES WHERE THE SOLE OWNERSHIP
IS THROUGH NON-VOTING EQUITY (EXCEPT FOR BANKS AND BANK HOLDING COMPANIES). ALL PARTNERSHIP INTERESTS IN EXCESS OF 5%
ARE SHOWN; INTERESTS OF LESS THAN 5% WHERE THE PARTNERSHIPS ARE CONTROLLED ARE SHOWN.

(2)  VOTES AS ON A CONVERTED BASIS.

(3) INTEREST ACQUIRED OR SUBSIDIARY FORMED IN CONNECTION WITH DEBTS PREVIOUSLY CONTRACTED (DPC).

(4) COMBINED OWNERSHIP OF RADNOR VENTURE PARTNERS, L. P. BY ALL FIRST UNION ENTITIES IS 15.04%-NV (FIRST UNION
INVESTORS, INC. - 7.39%, CORESTATES HOLDINGS, INCORPORATED - 7.65%).


(5) COMBINED OWNERSHIP OF RFE CAPITAL PARTNERS, L.P. BY ALL FIRST UNION ENTITIES IS 13.34%-NV (FIRST UNION
INVESTORS, INC. - 6.67%, CORESTATES HOLDINGS, INCORPORATED - 6.67%).

(6) COMBINED OWNERSHIP OF ROANOKE COMMUNITY DEVELOPMENT CORPORATION BY ALL FIRST
UNION ENTITIES IS 38.888% (FIRST UNION NATIONAL BANK - 11.11%, FIRST UNION
COMMUNITY DEVELOPMENT CORPORATION - 27.778%).

(7) COMBINED OWNERSHIP OF UNITED BANCSHARES, INC. BY ALL FIRST UNION ENTITIES IS
6.02% OF VOTING COMMON STOCK BY CORESTATES HOLDINGS, INCORPORATED, 9.40% OF
NON-VOTING PREFERRED STOCK BY CORESTATES HOLDINGS, INCORPORATED, AND 100% OF
NON-VOTING CLASS B COMMON STOCK BY FIRST UNION CORPORATION.

(8) COMBINED OWNERSHIP OF IRONBRAND CAPITAL LLC BY ALL FIRST UNION ENTITIES IS
100% (FIRST UNION COMMERCIAL CORPORATION - 99%, FIRST UNION RAIL CORPORATION -
1%).

(9) COMBINED OWNERSHIP OF FIRST UNION COMMERCIAL CORPORATION BY ALL FIRST UNION ENTITIES IS 100% (FIRST UNION
NATIONAL BANK - 98.0250%, FIRST UNION CORPORATION - 0.9696%, FIRST UNION FINANCIAL INVESTMENTS, INC. - 0.8881%,
AND TMS MORTGAGE, INC. - 0.1173 %).

(10) COMBINED OWNERSHIP OF PHILADELPHIA NATIONAL LIMITED BY ALL FIRST UNION ENTITIES IS 100% (NEW WORLD
DEVELOPMENT CORPORATION, LTD. - 65.10%, ESTABLISHED HOLDINGS LIMITED - 20.60%, AND PHILADELPHIA INTERNATIONAL
FINANCE CO. HONG KONG - 14.30%).

(11) COMBINED OWNERSHIP OF FIRST UNION COMMERCIAL LEASING GROUP L.L.C. BY ALL FIRST UNION ENTITIES IS 100%
(FIRST UNION NATIONAL BANK - 99%, FIRST UNION COMMERCIAL CORPORATION - 1%).

(12) COMBINED OWNERSHIP OF MENTOR INVESTMENT GROUP, LLC BY ALL FIRST UNION
ENTITIES IS 100% (EVEREN CAPITAL CORPORATION, 55%, EVEREN SECURITIES HOLDINGS,
INC. - 45%).

(13) COMBINED OWNERSHIP OF BRADFORD EQUITIES FUND, L.P. BY ALL FIRST UNION
ENTITIES IS 18.89% (CORESTATES HOLDINGS, INCORPORATED - 11.02%, EVEREN CAPITAL
CORPORATION - 7.87%).

(14) COMBINED OWNERSHIP OF MENTOR INVESTMENT ADVISORS, LLC BY ALL FIRST UNION
ENTITIES IS 100% (MENTOR INVESTMENT GROUP LLC - 99%, EVEREN CAPITAL CORPORATION
- 1%).

(15) COMBINED OWNERSHIP OF WOODLAWN JOINT VENTURE BY ALL FIRST UNION ENTITIES IS 70% (FIRST AMERICAN SERVICE
CORPORATION - 40%, FIRST UNION NATIONAL BANK - 30%).

(16) COMBINED OWNERSHIP OF FIRST UNION PRIVATE EQUITY FUND, L. P. IS 1%-NV** BY FIRST UNION FPS, INC. AND
3.9%-NV BY FIRST UNION INVESTORS, INC.

(17) COMBINED OWNERSHIP OF FIRST UNION PRIVATE INVESTMENT FUNDS HEDGED EQUITIES SUPER ACCREDITED, L.P. IS
0.89%-NV** BY FIRST UNION FPS,INC. AND 11.20%-NV BY FIRST UNION INVESTORS, INC.

(18) COMBINED OWNERSHIP OF FIRST UNION PRIVATE INVESTMENT FUNDS MULTI-STRATEGY ACCREDITED, L. P. IS 2.14%-NV**
BY FIRST UNION FPS, INC. AND 16.29%-NV BY FIRST UNION INVESTORS, INC.

(19) COMBINED OWNERSHIP OF FIRST UNION PRIVATE INVESTMENT FUNDS MULTI-STRATEGY SUPER ACCREDITED, L. P. IS
0.93%-NV** BY FIRST UNION FPS, INC. AND 11.23%-NV BY FIRST UNION INVESTORS, INC.
2/1/00


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